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                                                                  CONFORMED COPY

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   _________
                                   FORM 8-k

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 9, 2001



                          J. C. Penney Company, Inc.
            (Exact name of registrant as specified in its charter)



         Delaware                        1-777                  13-5583779
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
     of incorporation)                                      Identification No.)

6501 Legacy Drive
Plano, Texas                                                    75024-3698

(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code: (972) 431-1000


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Item 5. Other Events and Regulation FD Disclosure

     J. C. Penney Company, Inc. hereby files the following News Releases:

     . News Release dated October 9, 2001, (attached as Exhibit 99(a)) announcing the pricing of its convertible subordinated notes.

     . News Release dated October 15, 2001, (attached as Exhibit 99(b)) announcing an increase in the amount of its convertible subordinated note offering and the completion of the sale of the notes.

Item 7. Financial Statements and Exhibits.

     (d)  Exhibits.

          99(a)  J. C. Penney Company, Inc. News Release of October 9, 2001

          99(b)  J. C. Penney Company, Inc. News Release of October 15, 2001

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        J. C. PENNEY COMPANY, INC.



                                        By: /s/ Charles R. Lotter
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                                            Charles R. Lotter
                                            Executive Vice President, Secretary
                                             and General Counsel

Date:  October 18, 2001

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